                  (BASHFORD MANOR MALL, LOUISVILLE, JEFFERSON COUNTY, KENTUCKY)








                                  SUBLEASE AGREEMENT

                                          BY

                                  TW-DIXIEBASH, LLC
                                      ("LESSOR")

                                         AND

                                   TUMBLEWEED, LLC
                                      ("LESSEE")


                                   February 5, 1997

                       SUMMARY OF SELECTED SUBLEASE PROVISIONS
            (BASHFORD MANOR MALL, LOUISVILLE, JEFFERSON COUNTY, KENTUCKY)


                                   IMPORTANT NOTICE

THIS SUMMARY IS FOR CONVENIENCE AND REFERENCE ONLY. IT IS MERELY A SUMMARY AND, THEREFORE, IS INCOMPLETE. FURTHERMORE, THIS SUMMARY IS SUBJECT TO THE PROVISIONS OF THE SUBLEASE IN ITS ENTIRETY. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS SUMMARY AND ANY OF THE PROVISIONS OF THE SUBLEASE, THE SUBLEASE PROVISIONS SHALL GOVERN.



Lessor . . . . . . . . . . . . . .  TW-DixieBash, LLC
LESSEE . . . . . . . . . . . . . .  Tumbleweed, LLC

SUBLEASE OF UNDERLYING
GROUND LEASE . . . . . . . . . . .  Lessee becomes Lessor's sublessee on Ground
                                    Lease and assumes all obligations
                                    thereunder

SUBLEASED PREMISES . . . . . . . .  Approximately 0.99 acres located in
                                    Bashford Manor Mall, Louisville, Jefferson
                                    County, Kentucky (SEE EXHIBIT A for
                                    detailed description)

TERM . . . . . . . . . . . . . . .  20 Years From Full Base Rent Commencement
                                    Date

RENEWAL TERMS. . . . . . . . . . .  None

BASE RENT BEFORE FULL BASE
RENT COMMENCEMENT DATE . . . . . .  Amount equal to interest on the Total
                                    Lessor Investment during such period at a
                                    rate equal to the Agreed Rental Factor

BASE RENT AFTER THE FULL BASE
RENT COMMENCEMENT DATE . . . . . .  $7,000 per month ($84,000 annualized)

NET CASH FLOW RENT . . . . . . . .  30% of Restaurant's net cash flow

INSURANCE. . . . . . . . . . . . .  To be provided by Lessee
UTILITIES. . . . . . . . . . . . .  To be provided by Lessee
REAL PROPERTY TAXES. . . . . . . .  To be paid by Lessee
MAINTENANCE. . . . . . . . . . . .  To be provided by Lessee

LESSEE'S OBLIGATION TO BUILD . . .  Lessee to build Restaurant and Improvements per agreed specifications and directions at a reimbursed cost by Lessor not to exceed
                                    $700,000 LESS Direct Lessor Expenditures

______________________________________________________________________________
                                       Summary of Selected Provisions - Page i

                                  SUBLEASE AGREEMENT
            (BASHFORD MANOR MALL, LOUISVILLE, JEFFERSON COUNTY, KENTUCKY)

                                   TABLE OF CONTENTS

1 GRANT OF SUBLEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.1 SUBLEASED PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2 CONSENT OF GROUND LEASE LANDLORD TO SUBLEASE; LESSOR'S ASSUMPTION OF
     LESSEE'S OBLIGATIONS UNDER GROUND LEASE . . . . . . . . . . . . . . . . 1

2 TERM; HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.1 COMMENCEMENT AND EXPIRATION OF TERM; NO RENEWAL TERM. . . . . . . . 2
     2.2 HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3 RENT; NO SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.1 BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     3.2 NET CASH FLOW RENT. . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.3 ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.4 DELINQUENT RENT . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.5 SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     3.6 SURVIVAL OF OBLIGATION TO PAY RENT. . . . . . . . . . . . . . . . . 6

4 USE OF THE SUBLEASED PREMISES; QUIET ENJOYMENT . . . . . . . . . . . . . . 7
     4.1 GENERAL PURPOSES. . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.2 COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . . . . . . . . 7
     4.3 HAZARDS AND WASTE . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.4 GENERAL REPRESENTATIONS AND WARRANTIES OF LESSOR; QUIET ENJOYMENT . 7

5 INSURANCE; INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.1 FIRE AND HAZARD INSURANCE . . . . . . . . . . . . . . . . . . . . . 8
     5.2 LIABILITY INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . 8
     5.3 WORKERS' COMPENSATION AND UNEMPLOYMENT CONTRIBUTIONS. . . . . . . . 9
     5.4 OTHER INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     5.5 CERTIFICATES OF INSURANCE . . . . . . . . . . . . . . . . . . . . . 9
     5.6 WAIVER OF SUBROGATION . . . . . . . . . . . . . . . . . . . . . . . 9
     5.7 INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . .10

______________________________________________________________________________
                                                   Table of Contents - Page ii

                                  SUBLEASE AGREEMENT
            (BASHFORD MANOR MALL, LOUISVILLE, JEFFERSON COUNTY, KENTUCKY)

                                   TABLE OF CONTENTS

6 RECONSTRUCTION AND EMINENT DOMAIN. . . . . . . . . . . . . . . . . . . . .10
     6.1 CASUALTY, DESTRUCTION OR DAMAGE TO THE SUBLEASED PREMISES . . . . .10
     6.2 EMINENT DOMAIN. . . . . . . . . . . . . . . . . . . . . . . . . . .12

7 UTILITIES; MAINTENANCE, ALTERATIONS AND REPAIRS; CONSTRUCTION OF SPECIFIED
BUILDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     7.1 UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     7.2 MAINTENANCE AND REPAIRS . . . . . . . . . . . . . . . . . . . . . .13
     7.3 ALTERATIONS BY TENANT . . . . . . . . . . . . . . . . . . . . . . .14
     7.4 MECHANICS OR MATERIALMEN'S LIENS. . . . . . . . . . . . . . . . . .15
     7.5 SIGNS AND OTHER TRADE FIXTURES. . . . . . . . . . . . . . . . . . .15
     7.6 LESSOR'S RIGHT OF ENTRY . . . . . . . . . . . . . . . . . . . . . .15
     7.7 CONSTRUCTION OF SPECIFIED BUILDING. . . . . . . . . . . . . . . . .16

8 TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     8.1 ADDITIONAL RENT FOR REAL PROPERTY TAXES . . . . . . . . . . . . . .18
     8.2 PERSONAL PROPERTY TAXES.. . . . . . . . . . . . . . . . . . . . . .18
     8.3 INCOME TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . .19

9 ESTOPPEL CERTIFICATES; SUBORDINATION; ATTORNMENT . . . . . . . . . . . . .19
     9.1 ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . .19
     9.2 MORTGAGE SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . .20
     9.3 NONDISTURBANCE AGREEMENTS . . . . . . . . . . . . . . . . . . . . .20
     9.4 DEFAULT OF LESSOR UNDER MORTGAGES . . . . . . . . . . . . . . . . .21
     9.5 LESSEE'S NOTICE TO MORTGAGEES OF LESSOR'S DEFAULTS UNDER THIS
     SUBLEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

10 DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     10.1 DEFAULT BY LESSEE; REMEDIES. . . . . . . . . . . . . . . . . . . .22
     10.2 DEFAULT BY LESSOR. . . . . . . . . . . . . . . . . . . . . . . . .24
     10.3 REMEDIES CUMULATIVE. . . . . . . . . . . . . . . . . . . . . . . .25
     10.4 ATTORNEY FEES AND COSTS. . . . . . . . . . . . . . . . . . . . . .25
     10.5 FORCE MAJEURE. . . . . . . . . . . . . . . . . . . . . . . . . . .25
     10.6 WAIVER OF CERTAIN DEFENSES . . . . . . . . . . . . . . . . . . . .25

______________________________________________________________________________
                                                  Table of Contents - Page iii

                                  SUBLEASE AGREEMENT
            (BASHFORD MANOR MALL, LOUISVILLE, JEFFERSON COUNTY, KENTUCKY)

                                   TABLE OF CONTENTS

11 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     11.1 ASSIGNMENT OR SUBLETTING . . . . . . . . . . . . . . . . . . . . .26
     11.2 SUCCESSOR GROUND LEASE LANDLORD'S AND LESSOR'S LIABILITY . . . . .26
     11.3 RELATIONSHIP OF THE PARTIES. . . . . . . . . . . . . . . . . . . .27
     11.4 ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . .27
     11.5 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     11.6 NO WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     11.7 SEVERABILITY AND INVALIDITY. . . . . . . . . . . . . . . . . . . .29
     11.8 CAPTIONS, HEADINGS AND SUMMARY . . . . . . . . . . . . . . . . . .29
     11.9 SUCCESSORS AND PERMITTED ASSIGNS . . . . . . . . . . . . . . . . .29
     11.10 GENDER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     11.11 RECORDING . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     11.12 GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . .30
     11.13 COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . .30
     11.14 FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . .30







______________________________________________________________________________
                                                   Table of Contents - Page iv

                                  SUBLEASE AGREEMENT
            (BASHFORD MANOR MALL, LOUISVILLE, JEFFERSON COUNTY, KENTUCKY)

                                INDEX OF DEFINED TERMS


                                         --A--

Additional Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Agreed Rental Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                         --B--

Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Base Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                         --D--

Direct Lessor Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                         --F--

Full Base Rent Commencement Date . . . . . . . . . . . . . . . . . . . . . . 3

                                         --G--

Ground Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Ground Lease Landlord. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                         --L--

Lessee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Lessee's Work. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Lessor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Lessor Reimbursement Expenditures. . . . . . . . . . . . . . . . . . . . . . 3

                                         --M--

Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

                                         --N--

Net Cash Flow. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Net Cash Flow Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Notice Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

                                         --P--

Plans and Specifications . . . . . . . . . . . . . . . . . . . . . . . . . .16
Prime Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Project Architect. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

                                         --R--

Real Property Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Restaurant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                         --S--

Specified Building . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Sublease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Subleased Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Substantial Portion. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

                                         --T--

Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Total Lessor Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Trade Fixtures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

______________________________________________________________________________
                                               Index of Defined Terms - Page 5

                                  SUBLEASE AGREEMENT


     THIS SUBLEASE AGREEMENT ("SUBLEASE") is made and entered into as of the 5TH day of FEBRUARY, 1997 by (I) TW-DIXIEBASH, LLC, a Kentucky limited liability company (the "LESSOR"); AND (II) TUMBLEWEED, LLC, a Kentucky limited liability company (the "LESSEE").

                                     WITNESSETH:

     IN CONSIDERATION OF the mutual covenants and agreements herein contained, the parties agree as follows:

                                       ARTICLE
                                          1
                                  GRANT OF SUBLEASE
                   ________________________________________

     1.1       SUBLEASED PREMISES

               Pursuant to that certain GROUND LEASE AGREEMENT dated FEBRUARY 5, 1997 by and between Lessor, as the "Tenant," and BASHFORD MANOR MALL as the "Landlord" ("GROUND LEASE LANDLORD"), a copy of which is attached hereto and incorporated by reference herein as EXHIBIT A (as amended and subject to future amendments, the "GROUND LEASE"), Lessor hereby subleases to Lessee, and Lessee hereby subleases from Lessor, for the Term (as hereinafter defined), at the rental and upon all of the conditions set forth herein, that certain real property and all improvements thereon and fixtures and appurtenances thereto located at BASHFORD MANOR MALL LOCATED IN JEFFERSON COUNTY, KENTUCKY as more particularly described on EXHIBIT B attached hereto and made a part hereof, INCLUDING BUT NOT LIMITED TO, any fixtures, buildings, or other improvements or alterations constructed, added or made by Lessor or Lessee during the Term and all of Lessor's easements and appurtenances in, over, and upon adjoining and adjacent public and private land, highways, roads, streets, lanes and other areas reasonably required for ingress and egress and for the installation, maintenance, operation and service of utilities (the "SUBLEASED PREMISES").

     1.2 CONSENT OF GROUND LEASE LANDLORD TO SUBLEASE; LESSOR'S ASSUMPTION OF LESSEE'S OBLIGATIONS UNDER GROUND LEASE

               Ground Lease Landlord has consented to this Sublease pursuant to
Section 10.01 of the Ground Lease. Lessee hereby assumes and shall be obligated to perform, as sublessee under the Ground Lease, all of the rental payment and other obligations of Lessor under the Ground Lease during the Term, and in this regard,

______________________________________________________________________________
                                                    Text of Agreement - Page 1

Lessee shall, on Lessor's behalf, pay to Ground Lease Landlord all rent amounts as specified in Section 2.01 under the Ground Lease.


                                       ARTICLE
                                          2
                                  TERM; HOLDING OVER
                   ________________________________________

     2.1       COMMENCEMENT AND EXPIRATION OF TERM; NO RENEWAL TERM.

               The Term of this Sublease shall commence as of the date hereof and shall end TWENTY (20) YEARS AFTER THE FULL BASE RENT COMMENCEMENT DATE (defined below), unless sooner terminated in accordance with the terms and conditions set forth herein (the "TERM"). There shall be no renewal term(s).

     2.2       HOLDING OVER

               In the absence of a written agreement to the contrary or written renewal of this Sublease, if Lessee remains in possession of the Subleased Premises after the expiration of the Term or the sooner termination of this Sublease, Lessee, at the option of Lessor, shall be deemed to be occupying the Subleased Premises as a tenant from month-to-month at 150% of the then Base Rent, subject to all of the conditions, provisions and obligations of this Sublease insofar as the same are applicable to a month-to-month tenancy, and either party may terminate such month-to-month tenancy on 30 days' notice to the other.

                                       ARTICLE
                                          3
                              RENT; NO SECURITY DEPOSIT
                   ________________________________________

     3.1       BASE RENT

               (a)   DETERMINATION OF BASE RENT

                     In addition to paying all rent as due under the Ground Lease (which shall be paid directly to Ground Lease Landlord on Lessor's behalf), Lessee shall pay Lessor, pursuant to this Sublease, a minimum guaranteed rental (the "BASE RENT") with respect to each month during the Term determined in accordance with the following schedule (PROVIDED, HOWEVER, that the Base Rent for any partial month during the Term shall be prorated in accordance with the ratio of the number of days of such month within the Term to the total number of days of such month):

______________________________________________________________________________
                                                    Text of Agreement - Page 2


          PERIOD                                 BASE RENT

 During  the Term, but     Amount  equal  to  interest  on  the  Total  Lessor
 before Full Base Rent     Investment  (as  hereinafter  defined)  during  such
 Commencement Date(2)      period  at  a rate equal to the Agreed Rental Factor
                           (as hereinafter defined)

 During the Term, but      $7,000 per month (1)
 after Full Base Rent
 Commencement Date(2)

     (1) Adjusted to 12% of Total Lessor Investment (as hereinafter defined) if Total Lessor Investment is less than $700,000.00.

     (2) Consistent in all respects with the Ground Lease, the FULL BASE RENT COMMENCEMENT DATE shall mean THE EARLIER TO OCCUR OF (i) the date Lessee first derives revenues from the sale of food and beverages in the ordinary course of its Restaurant business upon the Subleased Premises OR (ii) 180 days after Lessee first commences LESSEE'S WORK (defined below).

               (b)   TOTAL LESSOR INVESTMENT

                     For all purposes of this Sublease, the term "TOTAL LESSOR INVESTMENT" as of any date shall mean THE SUM OF (i) the amounts paid by Lessor through such date in connection with the leasing of, and obtaining rights to, the Subleased Premises, INCLUDING, BUT NOT LIMITED TO, "soft costs" such as legal fees, title, environmental assessment, and survey expenses, real estate agent and broker commissions, permit and license fees, engineering fees, and architectural fees (the "DIRECT LESSOR EXPENDITURES"), (ii) the amounts paid by Lessor to Lessee as reimbursement for Lessee's Work with respect to the Specified Building as hereinafter provided (the "LESSOR REIMBURSEMENT EXPENDITURES," AND (iii) any amounts treated as part of the Total Lessor Investment pursuant to the provisions of Section 7.7(b) hereof. Notwithstanding any other provision of this Sublease which might be construed to the contrary, it is the parties' intention and agreement that the Total Lessor Investment, in the aggregate, will not exceed the sum of $700,000.00 at any time, and at no time shall Lessor have any obligation to pay any amount to Lessee as a Lessor Reimbursement Expenditure to the extent that such payment would cause the Total Lessor Investment as of such time to exceed the sum of $700,000.00.

               (c)   AGREED RENTAL FACTOR

                     For all purposes of this Sublease, the term "AGREED RENTAL FACTOR" to be applied with respect to any funds constituting a part of the Total Lessor Investment during any period shall mean a rate equal to THE GREATER OF
(i) the interest rate per annum paid by Lessor to a bank or other commercial lending institution with

______________________________________________________________________________
                                                    Text of Agreement - Page 3
respect to such funds, if and to the extent such funds have been borrowed by Lessor, PLUS 1% PER ANNUM, OR (ii) the interest rate per annum most recently designated by BANK OF LOUISVILLE AND TRUST COMPANY, Louisville, Kentucky (the "BANK"), as its "Prime Rate" in effect during such period, as the same may be changed from time to time by the Bank during such period (the "PRIME RATE"), PLUS 1% PER ANNUM.

               (d)   PAYMENT OF THE BASE RENT

                     Before the Full Base Rent Commencement Date, the Base Rent shall be due and payable on a monthly basis, within FIVE (5) DAYS following demand by Lessor setting forth the amount thereof based on the outstanding balance of the Total Lessor Investment during the immediately preceding calendar month and the applicable Agreed Rental Factor with respect thereto. After the Full Base Rent Commencement Date, the Base Rent shall be due and payable in advance on the 1st day of such month, without prior demand therefor. Unless otherwise directed by Lessor in writing, Lessee shall pay the Base Rent due and payable at any time to Lessor at the address for Lessor which is then applicable as to notices under the provisions of Section 11.5 below.

     3.2       NET CASH FLOW RENT


               (a)   DETERMINATION OF NEW CASH FLOW RENT

                     In addition to Base Rent, Lessee shall pay Lessor, as additional rental with respect to each calendar year (or partial calendar year) during the Term of this Sublease, an amount equal to THIRTY PERCENT (30%) of Lessee's positive Net Cash Flow, if any, from any operations or activities conducted on or related to the Leased Premises and/or the Restaurant (as hereinafter defined) located thereon (the "NET CASH FLOW RENT"). Under no circumstances shall Lessor have any liability to Lessee or any other person at any time for any negative Net Cash Flow of Lessee. Nothing in this Sublease shall be construed as creating any partnership, joint venture, agency, or similar relationship between Lessor and Lessee, and under no circumstances shall Lessor have any liability or responsibility whatsoever for any obligations or liabilities of Lessee.

               (b)   DEFINITION OF NET CASH FLOW

                     The term "NET CASH FLOW" with respect to any calendar year (or partial calendar year) during the Term shall mean Lessee's net cash flow from store-level operations and activities conducted on or related to the Leased Premises and/or the Restaurant (as hereinafter defined), as reflected in Lessee's financial statements, prepared in accordance with generally acceptable accounting practices consistently applied, BUT WITHOUT REGARD TO ANY
(i) overhead, corporate burden, or other such charges, (ii) depreciation, amortization and other noncash types of expenditures or

______________________________________________________________________________
                                                    Text of Agreement - Page 4
accruals, AND (iii) financing or investment charges (OTHER THAN normal equipment leasing charges), as the case may be, which are otherwise reflected in such financial statements.

               (c)   PAYMENT OF NET CASH FLOW RENT

                     The portion of the Net Cash Flow Rent for each calendar year (or partial calendar year) during the Term which is attributable to the Net Cash Flow for each calendar quarter of such year shall be estimated as of the end of such calendar quarter based upon the interim statement of operations for such calendar quarter, and such estimated quarterly payment of the Net Cash Flow Rent, if any, shall be due and payable within 15 days after the end of such calendar quarter, without prior demand therefor. The actual Net Cash Flow Rent for each calendar year (or partial calendar year) shall then be finally computed upon finalization of the audited financial statements of Lessee for such year, and the difference, if any, between the actual amount so determined and the total of all of the estimated payments thereof previously paid to Lessor shall be either (i) paid by Lessee to Lessor, if the finally determined amount is greater than the aggregate estimated amounts previously paid, OR (ii) paid by Lessor to Lessee if the finally determined amount is less than the aggregate estimated amounts previously paid (but such obligation of Lessor to repay any such amounts shall be limited to the aggregate of all estimated amounts previously paid by Lessee to Lessor with respect to such calendar year (or partial calendar year only). The Net Cash Flow Rent shall be conclusively determined on an annual basis, and the Net Cash Flow Rent for any calendar year (or partial calendar year) during the Term shall not be reduced or otherwise affected by any negative Net Cash Flow of Lessee for any prior or subsequent calendar year (or partial calendar year). Unless otherwise directed by Lessor in writing, Lessee shall pay the Net Cash Flow Rent due and payable at any time to Lessor at the address for Lessor which is then applicable as to notices under the provisions of Section 11.5 below.

               (d)   RETAIL RESTRICTION LIMIT/FAILURE TO OPERATE

                     The parties acknowledge that the realization of the benefits of the Net Cash Flow Rent are dependent upon Lessee maximizing its gross sales and that failure to operate, or self-competition, is inconsistent with the generation of appropriate levels of Net Cash Flow Rent. The parties further acknowledge that Base Rent was negotiated together with, and giving consideration to, the Net Cash Flow Rent and that self-competition or failure to operate by Lessee will deprive Lessor of a bargained-for consideration. Accordingly, Lessee covenants and agrees that during the Term (i) Lessee will not, directly or indirectly, engage in any business similar to, or in competition with, the business operated on the Subleased Premises within a radius of TWO (2) MILES from the Subleased Premises AND (ii) Lessee shall use its reasonable best efforts to operate its Restaurant (as hereinafter defined) in the Subleased Premises with reasonable due diligence and efficiency so as to maximize, to the extent

______________________________________________________________________________
                                                    Text of Agreement - Page 5
reasonably and economically feasible, the Net Cash Flow Rent which may be produced by such manner of operation. Subject to matters beyond the reasonable control of Lessee, Lessee shall carry at all times in the Subleased Premises such inventories of food, liquor, and other goods as shall be reasonably designed to maximize, to the extent reasonably and economically feasible, the return to Lessor and Lessee. Lessee shall generally operate seven days a week at such hours as are customary for similar restaurants in the geographic area of the Subleased Premises.

     3.3       ADDITIONAL RENT

               In addition to Base Rent and Net Cash Flow Rent, Lessee shall pay, as additional rent, certain amounts with respect to taxes, maintenance and other factors as provided under other provisions of this Sublease (collectively, the "ADDITIONAL RENT"). For all purposes of this Sublease, the term "RENT" shall include all Base Rent, Net Cash Flow Rent, Additional Rent, and rent or other amounts due and payable under the Ground Lease.

     3.4       DELINQUENT RENT

               Each unpaid installment or payment of Rent or other amount required to be paid by Lessee to Lessor under this Sublease shall bear interest from TEN (10) DAYS after the date on which such Rent or other amount is due and payable at the Prime Rate plus 2% PER ANNUM; PROVIDED, HOWEVER, that the accrual or payment of such interest shall not serve to correct any default nor affect in any way Lessor's rights or remedies upon default.

     3.5       SECURITY DEPOSIT

               There shall be no security deposit required under this Sublease.

     3.6       SURVIVAL OF OBLIGATION TO PAY RENT

               Lessee's obligation to pay all Rent when due shall survive the expiration or sooner termination of the Term.


                                       ARTICLE
                                          4
                    USE OF THE SUBLEASED PREMISES; QUIET ENJOYMENT

     4.1       GENERAL PURPOSES

               Lessee shall use or permit the use of the Subleased Premises for a Tumbleweed-Registered Trademark- full service restaurant ("RESTAURANT") and such other activities as are incidental thereto, and Lessee may not use or permit the use of the Subleased

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                                                    Text of Agreement - Page 6

Premises for any other use or purposes without the prior written consent of Lessor, which approval shall not be unreasonably withheld.

     4.2       COMPLIANCE WITH LAWS

               Lessee, at its sole cost and expense, shall comply in all material respects, and shall cause the Subleased Premises to comply in all material respects, with all statutes, laws, ordinances and governmental codes, rules and regulations now or hereafter applicable to the Subleased Premises, INCLUDING, BUT NOT LIMITED TO, all federal, state or local environmental laws, all fire, health or safety codes, all zoning rules and regulations, and any laws, ordinances, codes, rules or regulations which require the making of any structural or non-structural repairs, alterations or improvements to the Subleased Premises.

     4.3       HAZARDS AND WASTE

               Lessee shall not create or permit any hazard, nuisance, menace or waste in, on or about the Subleased Premises.

     4.4       GENERAL REPRESENTATIONS AND WARRANTIES OF LESSOR; QUIET ENJOYMENT

               Lessor represents and warrants to Lessee that:

               (a)   POWER AND AUTHORITY

                     Lessor is the Tenant pursuant to the Ground Lease, has the authority to sublease the Subleased Premises to Lessee, and otherwise has full power and authority to execute and perform its obligations under this Sublease.

               (b)   LIENS AND ENCUMBRANCES

                     During the Term, the Subleased Premises shall be free and clear of all liens and encumbrances superior to the leasehold interests of Lessee under this Sublease, EXCEPT (i) those liens and encumbrances of record as of the date Lessor subleased the land from Ground Lease Landlord comprising the Subleased Premises (or liens or encumbrances in substitution or renewal thereof), (ii) those liens, encumbrances or mortgages which may be placed on the Subleased Premises by or with the specific written consent of Lessor, Lessee or Ground Lease Landlord in connection with any buildings or other improvements required to be built by Lessee under this Sublease or the Ground Lease,
(iii) those liens or encumbrances which may be placed on the Subleased Premises by or with the specific written consent of Lessor in compliance with the provisions of Sections 9.2 and 9.3 hereof, (iv) existing zoning ordinances which affect the Subleased Premises or which may hereafter exist during

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                                                    Text of Agreement - Page 7
the Term, (v) easements for public utilities and easements of any public highways, AND (vi) the lien of real estate ad valorem taxes not then due and payable.

               (c)   QUIET ENJOYMENT

                     During the Term, PROVIDED, HOWEVER, that Lessee is not in default under this Sublease, Lessee shall peaceably hold and have quiet enjoyment of the Subleased Premises free from interference from anyone lawfully claiming any interest in the Subleased Premises (but subject to the terms and conditions of this Sublease).

               (d)   TAXES

                     All taxes on the Subleased Premises, EXCEPT current taxes not due and payable, have been paid in full.


                                       ARTICLE
                                          5
                              INSURANCE; INDEMNIFICATION
                   ________________________________________

     5.1       FIRE AND HAZARD INSURANCE

               Lessee, at Lessee's expense, shall obtain and keep in force at all times during the Term of this Sublease one or more policies of insurance covering loss or damage to the Subleased Premises in the amount of the full replacement value thereof. Such policies shall provide protection against all perils included within the classifications of fire, extended coverage, vandalism, malicious mischief and special extended perils (all risks) and shall name Lessor and Ground Lease Landlord as an additional insured.

     5.2       LIABILITY INSURANCE


               Lessee, at Lessee's expense, shall obtain and keep in force at all times during the Term of this Sublease one or more insurance policies of comprehensive public liability insurance insuring Lessor, Ground Lease Landlord and Lessee against all liability arising out of the ownership, use, occupancy, or maintenance of the Subleased Premises, with policy limits of no less than $5,000,000.00 with respect to injuries to, or death of, any persons on the Subleased Premises, or occurrences of any property damage to third parties caused on the Subleased Premises, whether or not caused by any of Lessee's employees, agents, representatives, guests or invitees.

     5.3       WORKERS' COMPENSATION AND UNEMPLOYMENT CONTRIBUTIONS

               If the nature of Lessee's operation is such as to place any or all of its employees under the coverage of local workers' compensation or similar statutes and/or unemployment compensation schedules, Lessee shall also keep in force, at

______________________________________________________________________________
                                                    Text of Agreement - Page 8

Lessee's expense, workers' compensation or similar insurance affording statutory coverage and containing statutory limits, and shall make all unemployment compensation contributions required by law.

     5.4       OTHER INSURANCE

               Lessee shall be responsible for obtaining, at Lessee's expense, business interruption insurance which will cover the payment of Rent and other charges due hereunder for at least TWELVE (12) MONTHS and insurance on the equipment, inventory, merchandise, supplies and other property of Lessee on or about the Subleased Premises in a commercially reasonable amount. Lessee, on its behalf and on its insurers' behalf, hereby expressly waives any and all claims against Lessor for loss or damage to Lessee's equipment, inventory, merchandise, supplies and other property on or about the Subleased Premises due to fire, explosion, windstorm, or any other casualty, or due to any other cause whatsoever, regardless whether Lessee or Lessor has procured insurance thereon and regardless of the cause of such loss or damage, INCLUDING, BUT NOT LIMITED TO, loss or damage resulting from the negligence of Lessor or Lessor's partners, officers, managers, members, directors, employees, agents, or representatives.

     5.5       CERTIFICATES OF INSURANCE

               Lessee shall deliver to Lessor copies of the insurance policies required under Sections 5.1 through 5.4 hereof and certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification EXCEPT after at least 10 DAYS' prior written notice to Lessor. Lessor shall, within 10 DAYS prior to the expiration of any policy, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand of Lessor or the applicable insurance company.

     5.6       WAIVER OF SUBROGATION

               Lessor and Lessee each hereby waives any and all rights of recovery against the other, or against the partners, officers, managers, members, directors, employees, agents and representatives of the other, for loss or damage to such waiving party or its property or the property of others under its control, to the extent such damage or destruction is insured in favor of such party against under any insurance policies in force at the time of such loss or damage. The provisions of this Section 5.6 shall be effective during the Term for so long as such provisions do not prohibit securing insurance coverage from responsible insurance companies by either party after a good faith effort. Lessor and Lessee shall give notice to its insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Sublease and

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                                                    Text of Agreement - Page 9
attempt in good faith to cause its insurance policies with respect to the Subleased Premises, and the property contained therein, to be endorsed to permit the foregoing waiver of subrogation.

     5.7       INDEMNIFICATION


               Lessee shall indemnify Lessor and save and hold Lessor harmless from and against any and all claims, actions, damages, liabilities, and expenses in connection with loss of life, personal injury and/or damage to property arising from, out of, or in connection with the occupancy or use by Lessee of the Subleased Premises or any part thereof; PROVIDED, HOWEVER, that this indemnification by Lessee shall not extend to acts of negligence of Lessor, or Lessor's officers, managers, members, directors, partners, employees, agents, or representatives, or to events or accidents which occur as a result of Lessor's failure to perform its obligations under this Sublease. In the event Lessor shall, without any fault on its part, be made a party to any litigation commenced by or against Lessee, or against Lessor as a result of any action or inaction by Lessee in connection with the Subleased Premises, then Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses, and reasonable attorneys fees incurred or paid by Lessor in connection with such litigation.


                                       ARTICLE
                                          6
                          RECONSTRUCTION AND EMINENT DOMAIN
                   ________________________________________

     6.1       CASUALTY, DESTRUCTION OR DAMAGE TO THE SUBLEASED PREMISES

               (a)   OBLIGATION TO RESTORE MINOR DAMAGE

                     If the Subleased Premises are damaged by fire or other casualty as to make 25% OR LESS of the rentable square footage of the buildings constituting a part of the Subleased Premises untenantable and such loss is fully covered by insurance obtained by Lessee as required under this Sublease, Lessor shall repair or restore the Subleased Premises to substantially the same condition as before the damage as soon as reasonably practicable to the extent of available insurance proceeds.

               (b)   OPTIONS IF SUBSTANTIAL DAMAGE; NOTICE

                     If the Subleased Premises are damaged so substantially by fire or other casualty as to make MORE THAN 25% of the rentable square footage of the buildings constituting a part of the Subleased Premises untenantable, Lessor shall have 30 DAYS (the "NOTICE PERIOD") from the date of such damage to notify Lessee whether Lessor elects to repair and restore the Subleased Premises to substantially the same condition as before the damage; PROVIDED, HOWEVER, that if such damage to the Subleased Premises occurs at a time when the remainder of the Term is 12 MONTHS OR

______________________________________________________________________________
                                                   Text of Agreement - Page 10

LESS, then, notwithstanding any other provision hereof which might be construed to the contrary, Lessee may, at Lessee's option and upon at least 10 DAYS' prior written notice to Lessor, terminate this Sublease without penalty or liability, upon which termination Lessee shall promptly surrender the Subleased Premises to Lessor.

               (c)   LESSOR'S ELECTION NOT TO RESTORE OR FAILURE TO GIVE NOTICE

                     If Lessor notifies Lessee within the Notice Period that Lessor elects not to repair or restore the Subleased Premises, or if Lessor fails or neglects to notify Lessee within the Notice Period that Lessor plans to repair and restore the Subleased Premises, then, in either case, Lessee may, at its option, within 30 DAYS after the expiration of the Notice Period, terminate this Sublease and surrender the Subleased Premises to Lessor. Unless so terminated, this Sublease shall remain in full force and effect for the remainder of the Term as to the usable portion of the Subleased Premises.

               (d)   LESSOR'S ELECTION TO RESTORE

                     If Lessor notifies Lessee during the Notice Period that Lessor elects to restore and repair the Subleased Premises, then this Sublease shall remain in full force and effect; PROVIDED, HOWEVER, that if Lessor fails to commence such repairs and restoration within a reasonable time thereafter or fails to pursue and implement such repairs and restoration with reasonable diligence (subject only to events beyond Lessor's control as provided in Section
10.5 hereof, then Lessee, at Lessee's option, may cancel this Sublease and surrender the Subleased Premises to Lessor.

               (e)   NO REDUCTION OF RENT

                     Lessee is required to obtain and maintain in full force and effect during the Term certain business interruption or other insurance. Accordingly, if this Sublease remains in effect following damage to the Subleased Premises by fire or other casualty, the Rent shall not be reduced or abated.

               (f)   LESSEE'S CONTINUING OBLIGATION TO INSURE

                     Any termination by the Lessee of the Sublease under this
Section 6.1 shall not relieve Lessee of any liabilities to Lessor regarding Lessee's responsibility for having insured the Subleased Premises for the benefit and interest of Lessor as provided under this Sublease.

______________________________________________________________________________
                                                   Text of Agreement - Page 11

     6.2       EMINENT DOMAIN

               (a) TERMINATION OF SUBLEASE AS TO PORTION OF SUBLEASED PREMISES TAKEN

                     In the event that all or any portion of the Subleased Premises is taken under the power of eminent domain by any competent authority, this Sublease shall terminate as to the part so taken as of the date on which Lessee is required to yield possession thereof to the taking authority.

               (b) TAKING OF LESS THAN A SUBSTANTIAL PORTION OF THE SUBLEASED PREMISES

                     If the taking of a portion of the Subleased Premises is not a Substantial Portion, then Lessor shall make all repairs, alterations and replacements as may be necessary in order to restore the portion of the Subleased Premises not taken to useful condition to the extent of the available condemnation award and the Rent shall be reduced on an equitable basis to take into account the elimination of the portion of the Subleased Premises taken.

               (c)   TAKING OF A SUBSTANTIAL PORTION OF THE SUBLEASED PREMISES

                     If the taking of a portion of the Subleased Premises substantially impairs the usefulness of the Subleased Premises for the purposes for which the Subleased Premises were being used by Lessee immediately prior to the taking, then either Lessor or Lessee shall have the option to terminate this Sublease as of the date on which Lessee is required to yield possession of the portion taken to the taking authority, which option shall be exercised by Lessor or Lessee by written notice delivered to the other of them on or prior to such date. Unless this Sublease is so terminated, Lessor shall make all repairs, alterations and replacements as may be necessary in order to restore the portion of the Subleased Premises not taken to as useful a condition as is practicable to the extent of available condemnation proceeds and the Rent shall be reduced on an equitable basis to take into account the elimination of the portion of the Subleased Premises taken.

               (d)   SUBSTANTIAL PORTION

                     For all purposes of this Sublease, the term "SUBSTANTIAL PORTION" (i) any part of the building on the Subleased Premises, (ii) 10% OR MORE of the parking spaces on the Subleased Premises, (iii) 15% OR MORE of the land area demised as part of the Subleased Premises, (iv) any property which materially and adversely affects the direct access from the Subleased Premises to any adjacent street or highway, AND (iv) any portion of the land or improvements, the absence of which is reasonably likely

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                                                   Text of Agreement - Page 12
to have a substantial impact on the business of Lessee conducted in, on, or from the Subleased Premises.

               (e)   CONTESTING TAKING; ALLOCATION OF PROCEEDS

                     Only Lessor shall have the right to contest any proposed or declared taking or condemnation of any of the leasehold interests in the Subleased Premises. All compensation awarded for taking of the leasehold interests in the Subleased Premises shall belong to and be the property of Lessor, PROVIDED, HOWEVER, that Lessee shall have the right to make a separate claim for its own award for the compensation of its moving or relocation expenses or losses relating to Lessee's Trade Fixtures (as hereinafter defined).


                                       ARTICLE
                                          7
                   UTILITIES; MAINTENANCE, ALTERATIONS AND REPAIRS;
                          CONSTRUCTION OF SPECIFIED BUILDING
                   ________________________________________

     7.1       UTILITIES

               Lessee shall timely pay for all heat, water, sewer service, gas, electricity, telephone, cable television and other utilities and services used in or about the Subleased Premises, and all such utilities and services, as applicable, shall be metered to the Subleased Premises in Lessee's name.

     7.2       MAINTENANCE AND REPAIRS

               (a)   LESSEE'S GENERAL OBLIGATION TO MAINTAIN

                     Lessee, at Lessee's expense, shall maintain the Subleased Premises and all additions thereto and improvements thereof in good repair and condition throughout the Term and shall yield up the Subleased Premises upon the expiration or sooner termination of this Sublease in broom clean condition and in as good and tenantable condition as the Subleased Premises were in at the beginning of the Term or at the time later added to the Subleased Premises, as the case may be, normal wear and tear excepted.

               (b)   SPECIFIC MAINTENANCE OBLIGATIONS OF LESSEE

                     In furtherance of, and not by way of limitation of, Lessee's obligations under Section 7.2(a) hereof, Lessee, at Lessee's expense, shall be responsible for all repairs, replacements and maintenance required with respect to the Subleased Premises, INCLUDING, BUT NOT LIMITED TO, the repair and/or replacement of (i) any burst, stopped or leaking water, gas, sewer or other pipes or plumbing fixtures or

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                                                   Text of Agreement - Page 13
equipment, (ii) any dysfunctional or malfunctioning lighting, electrical, or heating, ventilation and air conditioning components, circuits, facilities or systems, (iii) any fences, parking areas, sidewalks, driveways, landscaping and signs, (iv) any sprinklers or other fire or smoke alarm or control devices, AND (v) any foundations, structural components, exterior or interior walls and surfaces, roofs, gutters, downspouts, ceilings, windows and doors.

               (c)   WAIVER OF LESSOR LIABILITY

                     Lessor shall not be responsible or liable to Lessee for any loss or damage resulting from any cause whatsoever, INCLUDING, BUT NOT LIMITED TO, any loss or damage from any burst, stopped or leaking water, gas, sewer or other pipes or plumbing fixtures or equipment, or from any failure of or defect in any lighting, electrical, or heating, ventilation and air conditioning components, circuits, facilities or systems.

     7.3       ALTERATIONS BY TENANT

               (a)   NONSTRUCTURAL INTERIOR ALTERATIONS


                     Without any necessity of obtaining Lessor's consent, Lessee, at Lessee's expense, may from time to time during the Term make any interior alterations, additions or improvements in and to the Subleased Premises which Lessee may deem advisable and which do not affect the structural components of any building or other improvement. Any such interior alteration, addition or improvement shall be made in a first class workmanship manner and in accordance with all valid requirements of municipal or other governmental authorities.

               (b)   STRUCTURAL ALTERATIONS

                     Lessee shall not make any structural additions or other alterations to, nor remove or demolish, any building or other improvement constituting a part of the Subleased Premises without the prior written consent of Lessor, which shall not be unreasonably withheld.

               (c)   ALTERATIONS BECOME PART OF SUBLEASED PREMISES

                     Lessee agrees that any and all improvements or alterations to the Subleased Premises shall immediately become the property of the Lessor and shall remain upon and as part of the Subleased Premises.

     7.4       MECHANICS OR MATERIALMEN'S LIENS

               Unless Lessee shall contest the validity thereof as hereinafter provided, Lessee shall not allow any mechanic's, materialman's or other liens to be filed against the Subleased Premises or any part thereof as a result of any act of omission by

______________________________________________________________________________
                                                   Text of Agreement - Page 14

Lessee. Lessee may contest, by appropriate proceedings, the amount, validity or application of any mechanic's, materialman's or other lien filed against the Subleased Premises or any part thereof so long as (i) no part of the Subleased Premises would be subject to loss, sale or forfeiture before determination of such contest, (ii) Lessor is not subject to any criminal penalty as a result of the failure to pay such lien, AND (iii) Lessee conducts all such contests, at Lessee's expense, with due diligence and in good faith. If required by Lessor's mortgagee, Lessee shall cause any such lien to be discharged of record by posting a bond.

     7.5       SIGNS AND OTHER TRADE FIXTURES

               Lessee may construct, build, or install on the Subleased Premises any and all racks, counters, tables, shelves, signage and other trade fixtures and equipment of every kind or nature which might be necessary or desirable to the Lessee's use of the Subleased Premises for permitted purposes (collectively, the "TRADE FIXTURES"). All such Trade Fixtures shall at all times be and remain the property of Lessee and, so long as Lessee is not in default under this Sublease, Lessee shall have the right to remove all or any part of the Trade Fixtures from the Subleased Premises at any time during, or upon the expiration or sooner termination of, the Term; PROVIDED, HOWEVER, that Lessee shall repair or reimburse Lessor for the full costs of repairing any damage to the Subleased Premises resulting from the installation or removal of such Trade Fixtures. It is specifically understood and agreed that all trademarks, trade names, service marks, signs, and other marks of identification used by Lessee in Lessee's business shall remain the exclusive property of Lessee at all times, and Lessor shall have no right, title or interest in or to any of such trademarks, trade names, service marks, signs or other marks of identification.

     7.6       LESSOR'S RIGHT OF ENTRY

               Lessor and Lessor's employees and agents shall have the right to enter the Subleased Premises from time to time during reasonable hours and upon reasonable notice to Lessee (or at any time with or without notice in the event of any emergency) in order to (i) examine the Subleased Premises, (ii) make such repairs and alterations as may be necessary for the safety and preservation of the improvements on the Subleased Premises (the cost of which repairs and alterations shall be borne by Lessee), but without any obligations to make any such repairs or alterations, OR (iii) exhibit the Subleased Premises for sale or Sublease and place one or more "For Sale or Rent" signs on the Subleased Premises during the 6 months immediately preceding the expiration of the Term, which signs shall not be removed by Lessee.

______________________________________________________________________________
                                                   Text of Agreement - Page 15

     7.7       CONSTRUCTION OF SPECIFIED BUILDING.

               (a)   LESSEE'S OBLIGATION TO CONSTRUCT SPECIFIED BUILDING.

                     Lessee covenants and agrees to proceed with due diligence, at Lessee's expense, to perform Lessee's Work (as hereinafter defined) and erect or cause to be erected on the Subleased Premises a permanent building (containing approximately 5,400 square feet of usable space) and related improvements and site work (collectively, the "SPECIFIED BUILDING"). The Specified Building shall be based on, and constructed substantially in accordance with, the 5,400 SQUARE FOOT prototype Tumbleweed restaurant plans and designs (the "PLANS AND SPECIFICATIONS") prepared by the architectural firm of WOLFGANG & DOERSCHLAG (the "PROJECT ARCHITECT"), SUBJECT, HOWEVER, to such changes as may be required from time to time by reason of the specific site location or in order to obtain building permits. All design, architectural, engineering, excavation and construction work shall be performed in a first class workmanship manner and in accordance with all applicable building codes and other requirements of governmental authorities. The work necessary to construct the specified building in accordance with the plans and specifications is referred to herein as "LESSEE'S WORK". Unless and until the Total Lessor Investment equals $700,000.00, Lessor shall reimburse Lessee for Lessee's expenditures incurred in connection with the Lessee's Work. Such reimbursement shall be made by Lessor within TEN (10) DAYS after Lessee requests such reimbursement and submits to Lessor such receipts, invoices, architect's certificates, contractor or subcontractor lien waivers, and/or other documents as Lessor or any lender to Lessor may reasonably require. Lessee's Work shall be deemed completed upon certification by the Project Architect that Lessee's Work is substantially complete and issuance of a certificate of occupancy for the Subleased Premises. Lessee shall indemnify Lessor and hold Lessor harmless from and against any loss, claim, or expense, including damage to property, injuries to person, or mechanics' or materialmen's liens arising out of the performance of Lessee's Work by Lessee, its employees, agents, and contractors.

               (b)   COMMENCEMENT AND COMPLETION OF CONSTRUCTION.

                     Lessee agrees that the construction of the Specified Building shall commence in the time frame specified in the Ground Lease, and such construction shall be diligently pursued thereafter until completed. If the Specified Building is not completed within SIX (6) MONTHS after commencement (unless such noncompletion is due to circumstances beyond the reasonable control of Lessee), Lessor may, at Lessor's sole option, take over the completion of the Specified Building and all sums expended for such purpose by Lessee shall constitute a part of the Total Lessor Investment UNLESS AND UNTIL the payment of any such amount would cause the Total Lessor Investment to exceed $700,000.00, in which case any such excess amount paid by Lessor shall be immediately repaid to Lessor by Lessee upon demand.

______________________________________________________________________________
                                                   Text of Agreement - Page 16

               (c)   LESSEE'S EQUIPMENT AND TRADE FIXTURES.

                     In addition to performing the scope of Lessee's Work, Lessee shall be responsible for installing its equipment and Trade Fixtures, which shall be completed as promptly as reasonably and feasibly possible following completion of Lessee's Work.

               (d) LESSEE'S PAYMENT OF EXCESS CONSTRUCTION COSTS WITHOUT REIMBURSEMENT.

                     Lessor and Lessee agree that Lessor's obligation to reimburse Lessee for the cost of the Lessee's Work shall cease at the time that the Total Lessor Investment equals $700,000.00. In such event, Lessee shall be required to complete Lessee's Work at Lessee's sole expense without reimbursement from Lessor.


               (e)   WAIVER OF LESSOR LIABILITY WITH RESPECT TO CONSTRUCTION.

                     Nothing in this Sublease shall be construed in any way as constituting Lessor as the agent of the Lessee in designing, engineering or constructing the Specified Building or any other improvements to the Subleased Premises. Lessee shall pay all of its contractors or subcontractors regarding the scope of its improvements to the Subleased Premises and shall remove, if applicable, any mechanics' liens which may be filed against the Subleased Premises as a result of Lessee's non-payment of contract sums due to its contractors and subcontractors. To the extent possible, all contractor's, subcontractor's, manufacturer's, and vendor's warranties and guarantees, and any construction or maintenance service contracts, IF ANY, with respect to any construction, improvements, or repairs performed by or at the direction or request of Lessee on or to the Subleased Premises shall be issued in the name of, or otherwise be available to, both Lessee and Lessor, as their interests may appear.


                                       ARTICLE
                                          8
                                        TAXES
                   ________________________________________

     8.1       ADDITIONAL RENT FOR REAL PROPERTY TAXES

               (a)   LESSEE OBLIGATION TO PAY REAL PROPERTY TAXES

                     As Additional Rent hereunder, Lessee shall pay all Real Property Taxes (as hereinafter defined) applicable to the Subleased Premises during the Term, commencing with those due and payable in calendar year 1997; PROVIDED, HOWEVER, that the Real Property Taxes for any year which are payable by Lessee shall be subject to a prorata adjustment based upon the number of days of said year during which the Subleased Premises are subleased to Lessee. For all purposes of this Sublease, the

______________________________________________________________________________
                                                   Text of Agreement - Page 17
term "REAL PROPERTY TAXES" shall include any form of assessment, licensing, commercial rental tax, levy, penalty, ad valorem tax, or other tax (other than income, inheritance and estate taxes) imposed upon Lessor or Ground
Lease Landlord with respect to the Subleased Premises, or otherwise against or with respect to the Subleased Premises, by any authority having the direct or indirect power to tax, including any city, county, state or federal Government, and any school, agricultural or other improvement district thereof.

               (b)   NOTICE AND PAYMENT

                     Following receipt by Lessor of the then current bills for Real Property Taxes due and payable in 1997 or later years during the Term, Lessor shall forward a copy thereof to Lessee (or, alternatively, Ground Lease Landlord shall forward a copy of such tax bills directly to Lessee). Within THIRTY (30) DAYS after receipt of such notice from Lessor (or, alternatively, direct notice from Ground Lease Landlord), Lessee shall pay to Lessor (or, alternatively, directly to Ground Lease Landlord) any amount properly stated therein to be due (SUBJECT, HOWEVER, to the prorata adjustment for any partial year within the Term, as provided for under Section 8.1(a) hereof).

     8.2       PERSONAL PROPERTY TAXES.

               Lessee shall pay, prior to delinquency, all taxes assessed against or with respect to any Trade Fixtures, furnishings, equipment, or other personal property contained in the Subleased Premises. Any such taxes imposed upon or otherwise payable by Lessor shall be treated and included as Real Property Taxes which are subject to the provisions of Section 8.1 hereof.

     8.3       INCOME TAXES

               Nothing in this Sublease shall be construed as requiring Lessee to pay (i) any municipal, state or Federal income taxes assessed against Lessor,
(ii) any municipal, state, or Federal capital, levy, estate, succession, inheritance, or transfer taxes of Lessor, OR (iii) any corporate franchise taxes imposed upon any corporate owner of the fee of the Subleased Premises.

______________________________________________________________________________
                                                   Text of Agreement - Page 18

                                       ARTICLE
                                          9
                   ESTOPPEL CERTIFICATES; SUBORDINATION; ATTORNMENT
                   ________________________________________

     9.1       ESTOPPEL CERTIFICATE

               (a) LESSEE'S OBLIGATION TO EXECUTE ESTOPPEL CERTIFICATE WHEN REQUESTED

                     From time to time, upon at least TEN (10) DAYS' prior written notice from Lessor or Ground Lease Landlord, Lessee shall execute, acknowledge and deliver to Lessor or Ground Lease Landlord, as the case may be, at no cost to Lessor, a statement in writing (i) certifying that, as of the date of such statement, this Sublease and the Ground Lease are each unmodified and in full force and effect (or, if modified at such time, stating the nature of such modification and certifying that this Sublease or the Ground Lease, as the case may be, as so modified, is then in full force and effect), (ii) certifying the Base Rent Commencement Date, (ii) certifying the date to which the Rent or other charges are then paid in advance, if any, and the amount of the Rent and other charges paid by Tenant, AND (iii) acknowledging that, as of the date of such statement, there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or any uncured defaults on the part of Lessor or Ground Lease Landlord under the Ground Lease, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Subleased Premises.

               (b)   FAILURE OF LESSEE TO DELIVER ESTOPPEL CERTIFICATE

                     Lessee's failure to deliver such statement within the TEN
(10) DAY period provided for under Section 9.1(a) above shall be conclusive upon Lessee that, as of the end of such TEN (10) DAY period (i) this Sublease is in full force and effect, without modification except as may be represented by Lessor; (ii) the Base Rent Commencement Date is as represented by Lessor,
(iii) there are no uncured defaults on the part of Lessor hereunder or any uncured defaults on the part of Lessor or Ground Lease Landlord under the Ground Lease, AND (iii) not more than one month's Base Rent (and no other amount of Rent) has been paid in advance.

               (c) LESSEE'S OBLIGATION TO FURNISH FINANCIAL AND TAX INFORMATION TO LENDERS

                     If Lessor or Ground Lease Landlord desires to finance or refinance the Subleased Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor or Ground Lease Landlord such financial statements and tax returns as may be reasonably required by such lender. All such financial statements

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                                                   Text of Agreement - Page 19
and tax returns shall be received by Lessor or Ground Lease Landlord in confidence and shall be used only for the purpose herein set forth.

     9.2       MORTGAGE SUBORDINATION

               Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee agrees that this Sublease shall at all times be subject and subordinate to (i) all mortgages, liens, security interests, and other encumbrances (hereinafter sometimes referred to collectively as "MORTGAGES" and each individually as a "MORTGAGE") against the Subleased Premises as of the date of execution of this Sublease, INCLUDING, BUT NOT LIMITED TO, the extent to which such Mortgages secure current and future advances made under current debts and obligations of Lessor AND (ii) all Mortgages subsequently placed on the Subleased Premises by or with the consent of Lessor or Ground Lease Landlord. Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee agrees that, upon written demand by Lessor and at no cost to Lessor or Ground Lease Landlord, Lessee shall execute such documents as may be required at any time and from time to time to effectuate and evidence such subordinations.

     9.3       NONDISTURBANCE AGREEMENTS

               If, as of the date of execution of this Sublease, there are any Mortgages against the Subleased Premises, or if Lessor shall subsequently encumber or permit the encumbrance of the Subleased Premises by any Mortgages, Lessor or Ground Lease Landlord, as the case may be, shall have the mortgagee, lienholder or other secured party with respect to each Mortgage execute a nondisturbance agreement providing that, so long as Lessee is not in default under this Sublease or the Ground Lease and continues to perform all of its obligations under this Sublease and the Ground Lease, (i) Lessee's tenancy shall not be disturbed, (ii) this Sublease and the Ground Lease shall not be affected by any default under such Mortgage, AND (iii) in the event of any foreclosure or other enforcement of such Mortgage, and notwithstanding any resulting transfer of Lessor's rights under this Sublease or any resulting transfer of Ground Lease Landlord's rights under the Ground Lease, the rights of Lessee under this Sublease and the Ground Lease shall expressly survive and this Sublease and the Ground Lease shall in all respects continue in full force and effect.

     9.4       DEFAULT OF LESSOR UNDER MORTGAGES

               If Lessor or Ground Lease Landlord, as applicable, defaults in making payments under any Mortgage, or if Lessor or Ground Lease Landlord, as applicable, is otherwise in default under any Mortgage, Lessee shall have the right to pay any or all Rent thereafter becoming due under this Sublease, or any rent or other amounts becoming due under the Ground Lease, as the case may be, to the mortgagee, lienholder, or secured party under such Mortgage instead of to Lessor or to Ground

______________________________________________________________________________
                                                   Text of Agreement - Page 20

Lease Landlord, as applicable, and any payments so made shall, to the extent thereof, discharge the obligation of Lessee hereunder respecting the payment of such Rent and/or discharge the obligation of Lessee and Lessor under the Ground Lease respecting the payment of such rent or other amounts under the Ground Lease, as applicable. Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee shall execute an acceptance of, and shall fully comply with the terms of, any collateral or conditional assignment of rents executed by Lessor or Ground Lease Landlord, as applicable.

     9.5       LESSEE'S NOTICE TO MORTGAGEES OF LESSOR'S DEFAULTS UNDER THIS
               SUBLEASE

               Lessee will give reasonably detailed notice to any holder of a Mortgage with respect to the Subleased Premises (PROVIDED, HOWEVER, that Lessee has been notified in writing of the name and address of such Mortgage holder) of any default of Lessor or Ground Lease Landlord, as the case may be, which would entitle Lessee to terminate this Sublease or the Ground Lease, as applicable, or reduce or abate the Rent hereunder or the rent under the Ground Lease, as applicable. Such Mortgage holder shall have the right, but not the obligation, to cure such default within a period of THIRTY (30) DAYS after such notice (or within such longer period of time as may reasonably be required to cure such default if such default cannot reasonably be cured within said THIRTY (30) DAY period), and Lessee shall not terminate this Sublease or the Ground Lease, as the case may be, or reduce or abate the Rent hereunder or the rent under the Ground Lease, as the case may be, during such period.

     9.6       ATTORNMENT

               If any person shall succeed to all or any part of Lessor's or Ground Lease Landlord's interest in the Subleased Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of Sublease, or otherwise, and if so requested or required by such successor in interest, Lessee shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request; PROVIDED, HOWEVER, in any such event, that such successor to Lessor's or Ground Lease Landlord's interest shall execute a nondisturbance agreement as described in Section 9.3 hereof.

______________________________________________________________________________
                                                   Text of Agreement - Page 21

                                       ARTICLE
                                          10
                                       DEFAULT
                   ________________________________________

     10.1      DEFAULT BY LESSEE; REMEDIES

               (a)   MATERIAL DEFAULT AND BREACH BY LESSEE

                     The occurrence of any one or more of the following events shall constitute a material default and breach of this Sublease by Lessee:

                     (i) The vacating or abandonment of the Subleased
               Premises by Lessee for SIXTY (60) DAYS out of any period of 120 CONSECUTIVE DAYS during the Term.

                     (ii) The failure by Lessee to make any payment of Rent or any other payment required to be made by Lessee under this Sublease as and when due and the continuance of such failure for a period of TEN (10) DAYS after written notice thereof to Lessee, Lessee hereby waiving any statutory notice of default for nonpayment of Rent.

                     (iii) The failure by Lessee to observe or perform any of the covenants, conditions, or provisions of this Sublease to be observed or performed by Lessee, OTHER THAN those described in
               Section 10.1(a)(ii) above, and the continuance of such failure for a period of THIRTY (30) DAYS after written notice thereof from Lessor to Lessee; PROVIDED, HOWEVER, that if the nature of Lessee's default is such that more than THIRTY (30) DAYS is reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within such THIRTY
               (30) DAY period and thereafter diligently pursues such cure to completion.

                     (iv) The making by Lessee of any general assignment or general arrangement for the benefit of creditors.

                     (v) The filing by or against Lessee of a petition to
               have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, such action is dismissed within SIXTY (60) DAYS).

______________________________________________________________________________
                                                   Text of Agreement - Page 22

                     (vi) The appointment of a trustee or receiver to take possession of all or substantially all of Lessee's assets located at the Subleased Premises or of Lessee's interests under this Sublease, UNLESS possession is restored to Lessee within SIXTY
               (60) DAYS.

                     (vii) The attachment, execution, or other judicial seizure of all or substantially all of Lessee's assets located at the Subleased Premises or of Lessee's interests under this Sublease, unless such seizure is bonded or discharged within SIXTY (60) DAYS.

               (b)   LESSOR'S REMEDIES UPON DEFAULT BY LESSEE

                     In the event of any material default or breach by Lessee, as provided under Section 10.1(a) above, Lessor may at any time thereafter, with or without additional notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                     (i) Terminate Lessee's right to possession of the
               Subleased Premises by any lawful means, in which case this Sublease shall terminate and Lessee shall immediately surrender possession of the Subleased Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages reasonably incurred by Lessor by reason of Lessee's default, INCLUDING, BUT NOT LIMITED TO (i) the cost of recovering possession of the Subleased Premises, (ii) the expenses of reletting, the cost of any reasonably required new tenant improvements and allowances, reasonable attorneys' fees, and any real estate commissions actually paid, AND (iii) the reasonable present value as of the date that Lessor recovers possession of the Subleased Premises of THE EXCESS OF (A) the amount of unpaid Rent which would have been due and payable during the balance of the Term after such date had the Sublease not been terminated by reason of Lessee's default, OVER (B) the amount of net rental income reasonably estimated to be received by Lessor during such period through reletting of the Subleased Premises. Lessor shall exercise Lessor's best efforts to mitigate damages against Lessee by reletting the Subleased Premises in a prompt and commercially reasonable manner.

______________________________________________________________________________
                                                   Text of Agreement - Page 23

                     (ii) Maintain Lessee's right to possession, in which case this Sublease shall continue in effect whether or not Lessee shall have abandoned the Subleased Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Sublease, including the right to recover the Rent as it becomes due hereunder.

                     (iii) Require specific performance by Lessee of Lessee's obligations under this Sublease.

                     (iv) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the Commonwealth of Kentucky.

     10.2      DEFAULT BY LESSOR

               (a)   MATERIAL DEFAULT AND BREACH BY LESSOR

                     A material default and breach of this Sublease by Lessor shall occur upon the failure by Lessor to observe or perform any of the covenants, conditions, or provisions of this Sublease to be observed or performed by Lessor and the continuance of such failure for a period of THIRTY
(30) DAYS after written notice thereof from Lessee to Lessor; PROVIDED, HOWEVER, that if the nature of Lessor's default is such that more than THIRTY (30) DAYS is reasonably required for its cure, then Lessor shall not be deemed to be in default if Lessor commences such cure within such THIRTY (30) DAY period and thereafter diligently pursues such cure to completion.

               (b)   LESSEE'S REMEDIES UPON DEFAULT BY LESSOR

                     In the event of any material default or breach by Lessor, as provided under Section 10.2(a), Lessee may at any time thereafter, with or without additional notice or demand and without limiting Lessee in the exercise of any right or remedy which Lessee may have by reason of such default or breach:

                     (i) Remedy such breach or default and deduct from the
               Rent then or thereafter due under this Sublease the reasonable costs of such remedy, including interest thereon at the Prime Rate PLUS 2% PER ANNUM until recovered through such Rent offsets against the Rent then or thereafter due under this Sublease.

                     (ii) Require specific performance by Lessor of Lessor's obligations under this Sublease.

______________________________________________________________________________
                                                   Text of Agreement - Page 24

                     (iii) Pursue any other remedy now or hereafter available to Lessee under the laws or judicial decisions of the Commonwealth of Kentucky.

     10.3      REMEDIES CUMULATIVE

               All rights and remedies of Lessor enumerated in Section 10.1(a) hereof and all rights and remedies of Lessee enumerated in Section 10.2(a) hereof shall be cumulative, and none shall exclude any other right or remedy allowed by law or equity. Said rights and remedies may be exercised and enforced concurrently or successively from time to time at Lessor's or Lessee's option, respectively.

     10.4      ATTORNEY FEES AND COSTS

               If any party shall default with respect to any of such party's obligations under this Sublease, such defaulting party shall pay all costs, expenses, and reasonable attorneys' fees which are incurred or paid by the other parties to this Sublease in enforcing the covenants and agreements of the defaulting party under this Sublease.

     10.5      FORCE MAJEURE

               In the event that either Lessor or Lessee shall be delayed in, hindered in, or prevented from the performance of any act required hereunder by reason of any strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or the act, failure to act, or default of the other party, or for other reasons beyond such party's control, then such party's performance of such act shall be excused during the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

     10.6      WAIVER OF CERTAIN DEFENSES

               Should either Lessor or Lessee seek recourse to equity to enforce any of its rights under this Sublease by specific performance, injunction, or other equitable relief, the other party agrees to, and hereby does waive any defense(s), which it might otherwise have that there is any adequate remedy at law.

______________________________________________________________________________
                                                   Text of Agreement - Page 25

                                       ARTICLE
                                          11
                                    MISCELLANEOUS
                   ________________________________________

     11.1      ASSIGNMENT OR SUBLETTING

               Lessee shall not assign this Sublease in whole or in part or sublease all or any portion of the Subleased Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Lessee may assign this Sublease in whole or in part or sublease all or any portion of the Subleased Premises without the prior written consent of Lessor to any entity controlling, controlled by, or under common control with, Lessee. Unless otherwise agreed to by Lessor, in the event of any assignment or sublease of this Sublease by Lessee permitted under this Section 11.1, Lessee shall remain fully liable to Lessor in connection with this Sublease and with respect to the Subleased Premises. Lessor may freely assign any or all of its rights and obligations under this Sublease.

     11.2      SUCCESSOR GROUND LEASE LANDLORD'S AND LESSOR'S LIABILITY

               The term "Ground Lease Landlord" as used herein at any time shall mean only the owner or owners at such time of the fee title to the Subleased Premises and, in the event of any transfer of such title, Ground Lease Landlord herein named (and in case of any subsequent transfers, then the transferor) shall be relieved from and after the date of such transfer of all liability with respect to Ground Lease Landlord's obligations under the Ground Lease thereafter to be performed; PROVIDED, HOWEVER, that any funds in the hands of Ground Lease Landlord or the then transferor at the time of such transfer, in which Lessee has an interest, shall be delivered to the transferee. The obligations contained in the Ground Lease to be performed by Ground Lease Landlord shall, subject as aforesaid, be binding on Ground Lease Landlord's successors and assigns only during their respective periods of ownership. The term "Lessor" as used herein at any time shall mean only the primary tenant (as opposed to the sublessee) under the Ground Lease and, in the event of any transfer of such rights, Lessor herein named (and in case of any subsequent transfers, then the transferor) shall be relieved from and after the date of such transfer of all liability with respect to Lessor's obligations under this Sublease thereafter to be performed; PROVIDED, HOWEVER, that any funds in the hands of Lessor or the then transferor at the time of such transfer, in which Lessee has an interest, shall be delivered to the transferee. The obligations contained in this Sublease to be performed by Lessor, subject as aforesaid, shall be binding on Lessor's successors and assigns only during their respective periods of holding such primary leasehold interests under the Ground Lease.

______________________________________________________________________________
                                                   Text of Agreement - Page 26

     11.3      RELATIONSHIP OF THE PARTIES

               Nothing contained in this Sublease shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, partnership, joint venture, or other similar relationship between or among any of the parties.

     11.4      ENTIRE AGREEMENT

               It is expressly understood and agreed by and among the parties hereto that this Sublease and the Ground Lease set forth all the promises, agreements, conditions and understandings between Lessor and Lessee relative to the Subleased Premises and that there are no other promises, agreements, conditions or understandings, either oral or written, among them other than as are herein set forth. It is further understood and agreed that no subsequent alteration, amendment, change or addition to this Sublease or the Ground Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them, and by direct reference therein made a part hereof.

     11.5      NOTICES

               (a)   DELIVERY OF NOTICE

                     All notices, demands, requests, consents, approvals, offers, counteroffers or other communications required or permitted under this Sublease shall be in writing and (i) delivered by personal delivery to such intended recipient, which personal delivery shall be evidenced by a written receipt therefor signed by such recipient, (ii) sent by United States certified, registered or express mail, return receipt requested, postage prepaid, or by reputable express delivery service (such as Federal Express, UPS, Airborne, Purolator, or DHL), fees prepaid, addressed to the intended recipient thereof, at the address listed for such party below, or at such other address as such party shall furnish in writing to the other parties to this Sublease, OR
(iii) transmitted by fax to such intended recipient at the fax number listed for such party below (or such other fax number as such party shall furnish in writing to the other parties to this Sublease), receipt of which transmission shall be confirmed by such recipient.

     TO LESSOR:          TW-DixieBash, LLC
                         1230 Liberty Bank Lane, Suite 200
                         Louisville, Kentucky 40222-5763
                         ATTENTION: David H. Cooper, Member
                         Fax: (502) 425-1295

______________________________________________________________________________
                                                   Text of Agreement - Page 27

     WITH COPY TO:       Roth Foley Bryant & Cooper
                         1230 Liberty Bank Lane, Suite 200
                         Louisville, Kentucky 40222-5763
                         ATTENTION: David M. Roth
                         Fax: (502) 425-1295

     TO LESSEE:          Tumbleweed, LLC
                         1900 Mellwood Avenue
                         Louisville, Kentucky 40206
                         ATTENTION: John A. Butorac, Jr. & James M. Mulrooney,
                         Managers
                         Fax: (502) 893-6676

     WITH COPY TO:       Roth Foley Bryant & Cooper
                         1230 Liberty Bank Lane, Suite 200
                         Louisville, Kentucky 40222-5763
                         ATTENTION: David M. Roth
                         Fax: (502) 425-1295


               (b)   EFFECTIVE DATE OF NOTICE; RESPONSE PERIOD

                     All such notices, demands, requests, consents, approvals, offers, counteroffers or other communications shall be effective upon being personally delivered and properly receipted, TWO (2) DAYS after being properly addressed and deposited in the United States mail or with a reputable express delivery service or upon being transmitted by fax and properly receipted, as set forth above. However, the time period in which a response to any such notice, request, demand, consent, approval, offer, counteroffer or other communication must be given shall commence to run from the date of receipt of personal delivery, the date on the return receipt or express delivery receipt, or the date of confirmation of receipt of the fax, as the case may be, of the notice, request, demand, consent, approval, offer, counteroffer or other communication by the addressee thereof; PROVIDED, HOWEVER, that if any party rejects delivery of any such notice, request, demand, consent, approval, offer, counteroffer or other communication properly sent by mail or express delivery service, or fails or neglects to accept delivery after TWO (2) ATTEMPTS to so deliver by postal or express delivery authorities, as the case may be, the time period for a response shall commence TWO (2) DAYS following the proper mailing or depositing with the express delivery service, as the case may be, of such notice, request, demand, consent, approval, offer, counteroffer or other communication.

     11.6      NO WAIVER

               No waiver by any party of any provisions of this Sublease, nor any default by any party, shall affect the rights of the waiving or nondefaulting party or parties

______________________________________________________________________________
                                                   Text of Agreement - Page 28
thereafter to enforce such provision or to exercise any right or remedy in the event of any other default, whether similar or dissimilar. No waiver shall be binding unless executed in writing by the party making the waiver, nor shall any waiver constitute a continuing waiver.

     11.7      SEVERABILITY AND INVALIDITY

               The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions hereof; PROVIDED, HOWEVER, should any provision hereof providing for the payment of any rents, compensation or reimbursement to Lessor or Ground Lease Landlord be invalid or unenforceable, Lessor may, at its sole option, terminate this Sublease at any time giving Lessee TEN (10) DAYS' prior written notice of such election to terminate.

     11.8      CAPTIONS, HEADINGS AND SUMMARY

               The captions and headings throughout this Sublease and the Summary at the beginning of this Sublease are for convenience and reference only and the words contained in such captions, headings and Summary shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision or the scope or intent of this Sublease, nor in any way affect this Sublease.


     11.9      SUCCESSORS AND PERMITTED ASSIGNS

               Subject to the provisions of Section 11.2 hereof, the terms, covenants and conditions of this Sublease shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     11.10     GENDER

               The use of any gender in this Sublease shall include all other genders, the singular shall include the plural, and the plural shall include the singular, as the context may require.

     11.11     RECORDING

               No party to this Sublease shall record this Sublease without the other parties' prior written consent, but each party shall, upon request of any other party, execute, acknowledge and deliver to such other party a "short form" memorandum of this Sublease for recording purposes.

______________________________________________________________________________
                                                   Text of Agreement - Page 29

     11.12     GOVERNING LAW

               This Sublease shall be construed and interpreted in accordance with the laws of the Commonwealth of Kentucky without regard to any conflict of laws provisions.

     11.13     COUNTERPARTS

               This Sublease may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     11.14     FURTHER ASSURANCES

               From time to time, at any party's request and without further consideration, each party shall execute and deliver such further instruments, and take such other actions as the requesting party may reasonably request, in order to more effectively implement the transactions contemplated herein.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first hereinabove written.

                                   LESSOR:

                                   TW-DIXIEBASH, LLC


                                   By: /s/ David H. Cooper
                                   ----------------------------------------
                                   DAVID H. COOPER, MEMBER

                                   LESSEE:

                                   TUMBLEWEED, LLC


                                   By: /s/ John A. Butorac, Jr.
                                   ----------------------------------------
                                   JOHN A. BUTORAC, JR., MANAGER


                                   By: /s/ James M. Mulrooney
                                   ----------------------------------------
                                   JAMES M. MULROONEY, MANAGER


EXHIBIT A:     GROUND LEASE

______________________________________________________________________________
                                                   Text of Agreement - Page 30

EXHIBIT B:     Legal Description of Subleased Premises

















______________________________________________________________________________
                                                   Text of Agreement - Page 31

                                      EXHIBIT A
                                 COPY OF GROUND LEASE


                           [Copy of Ground Lease Attached]

















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                                                                     Exhibit A
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                                      EXHIBIT B
                       LEGAL DESCRIPTION OF SUBLEASED PREMISES


That certain parcel of land, together with all improvements, privileges and appurtenances thereto and all right, title and interest, if any, of Lessor in and to any property lying in the bed of any street, road, highway, or avenue opened or proposed in front of, adjacent to, or adjoining such land, located in the City of Louisville, Jefferson County, Kentucky, and being more particularly described as follows:














______________________________________________________________________________
                                                                     Exhibit B

                                      EXHIBIT B
                       LEGAL DESCRIPTION OF SUBLEASED PREMISES


That certain parcel of land, together with all improvements, privileges and appurtenances thereto and all right, title and interest, if any, of Lessor in and to any property lying in the bed of any street, road, highway, or avenue opened or proposed in front of, adjacent to, or adjoining such land, located in the City of Louisville, Jefferson County, Kentucky, and being more particularly described as follows:

Being Tract 3 as shown on minor subdivision plat approved by the Louisville and Jefferson County Planning Commission on February 12, 1996, Docket No. 38-97, attached to and made a part of Instrument of Consolidation dated November 6, 1996, and recorded in Deed Book 6872, Page 809, in the Office of the Clerk of Jefferson County, Kentucky.

Being a part of the same property acquired by HOLIDAY STATION ASSOCIATES LIMITED, a Kentucky limited partnership, by Deed dated June 29, 1995, of record in Deed Book 6607, Page 494, in the Office of the Clerk of Jefferson County, Kentucky.